1 MILLERKNOLL, INC. 2020 LONG-TERM INCENTIVE PLAN PREMIUM STOCK OPTION AGREEMENT Participant: [INSERT NAME] Award Date: [INSERT AWARD DATE] Number of Stock Options: [INSERT TOTAL OPTIONS] Purchase Price: [INSERT PURCHASE PRICE] Expiration Date: [INSERT EXPIRATION DATE] This certifies MillerKnoll, Inc. (the “Company”) has on the Date of the Stock Option Grant set forth above (the “Award Date”) granted to the Participant named above (the “Participant”) a grant of Stock Options (the “Award”) as summarized above and as detailed in the Executive Compensation Equity Award Notice (the “Award Notice”). The Award is granted under the MillerKnoll, Inc. 2020 Long-Term Incentive Plan (the "Plan") and subject to the terms set forth in this Stock Option Agreement (the “Award Agreement”). A copy of the Plan Prospectus has been delivered to Participant, and a copy of the Plan is available from the Company on request. The Plan is incorporated into this Award Agreement by reference, and in the event of any conflict between the terms of the Plan and this Award Agreement, the terms of the Plan will govern; provided, however, that definitions under this Award Agreement shall govern. Any capitalized terms not defined herein will have the meaning set forth in the Plan. 1. Option. Pursuant to the Plan and this Award Agreement, the Participant has the option to purchase the Option Shares on the terms and conditions herein set forth (the "Option"). This Option shall not be designated as an incentive stock option ("ISO") for purposes of qualifying as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended. 2. Purchase Price. The purchase price of the shares covered by this Award Agreement shall be the per share price shown above (the “Purchase Price”). The "Committee" (provided for in Article 3 of the Plan) has determined that such price represents xxx percent (xxx%) of the fair market value of a share of the Company's common stock as of the Award Date. 3. Term of Option. This Option shall expire on the date set forth above subject to earlier termination as provided in subsequent sections of this Award Agreement (the "Expiration Date"). 4. Participant's Agreement. In consideration of the granting of the Option, the Participant agrees to remain in the employ of the Company for the lesser of a period of at least twelve (12) months from the Award Date, or a period commencing on the date hereof and ending upon the Participant's Retirement (the "Minimum Employment Period"). Such employment, subject to the provisions of any written contract between the Company and the Participant, shall be at the pleasure of the Board of Directors, and this Award Agreement shall not impose on the Company any obligation to retain the Participant in its employ for any period. In the event of the Exhibit 10.6

2 termination of employment of the Participant for any reason during the Minimum Employment Period, this Award Agreement shall terminate, unless this Option becomes exercisable as provided in Sections 8 or 9. 5. Exercise of Option. (a) Except as provided in Section 8 and 9, this Option may be exercised and Option Shares may be purchased in accordance with the vesting schedule set forth in Section 5(b) below. Subject to that vesting schedule, this Option may be exercised at any time during the term of this Award Agreement, by written notice to the Company. The notice shall state the number of shares with respect to which the Option is being exercised, shall be signed by the person exercising this Option, and shall be accompanied by payment of the full purchase price of the shares. This Award Agreement shall be submitted to the Company with the notice for purposes of recording the shares being purchased, if exercised in part, or for purposes of cancellation if all shares then subject to this Option are being purchased. In the event this Option shall be exercised pursuant to Section 8(e) hereof by any person other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. Payment of the purchase price shall be made by: (a) cash, check, bank draft, or money order, payable to the order of the Company; (b) the delivery by the Participant of unencumbered shares of common stock of the Company, with a fair market value on the date of exercise equal to the total purchase price of the shares to be purchased; or (c) reduction in the number of shares of Common Stock issuable upon exercise (based on the Fair Market Value of the Common Stock on the last trading date preceding payment as determined by the Committee) or (d) a combination of (a), (b) and (c). Upon exercise of all or a portion of this Option, the Company shall issue to the Participant a stock certificate or book entry deposit representing the number of shares with respect to which this Option was exercised. (b) Vesting Schedule. Subject to the terms and conditions of this Option, the Option Shares shall vest as set forth in the Award Notice. (c) Automatic Exercise Upon Expiration. Notwithstanding any other provision of this Award Agreement (other than this Section 5(c)), on the last trading day on which all or a portion of the outstanding Option may be exercised, if as of the close of trading on such day the then Fair Market Value of a share of Common Stock exceeds the per share Purchase Price of the Option by at least $.01 (such expiring portion of the Option that is so in-the-money, an “Auto-Exercise Eligible Option”), the Participant will be deemed to have automatically exercised such Auto-Exercise Eligible Option (to the extent it is then vested and has not previously been exercised or forfeited) as of the close of trading in accordance with the provisions of this Section 5(c); provided that, if such automatic exercise would result in the issuance of less than one whole share of Common Stock to the Participant following the reduction for the Purchase Price and withholding described in the following sentence, then the Option shall not be automatically exercised pursuant to this Section 5(c). In the event of an automatic exercise pursuant to this Section 5(c), the Company will reduce the number of shares of Common Stock issued to the Participant upon such automatic exercise of the Auto-Exercise Eligible Option in an amount necessary to satisfy (1) the Participant’s Purchase Price obligation for the Auto-Exercise Eligible Option, and (2) the

3 applicable Federal, state, local and, if applicable, foreign income and employment tax and social insurance withholding requirements arising upon the automatic exercise in accordance with the procedures of Section 15.3 of the Plan (unless the Committee deems that a different method of satisfying the tax withholding obligations is practicable and advisable), in each case based on the Fair Market Value of the Common Stock as determined in accordance with the Plan. The Participant may notify the Plan record-keeper in writing in advance that the Participant does not wish for the Auto-Exercise Eligible Option to be exercised and, if such advance notification is provided, the automatic exercise shall not apply. This Section 5(c) shall not apply to the Option to the extent that this Section 5(c) causes the Option to fail to qualify for favorable tax or accounting treatment under applicable law or accounting standards. In its discretion, the Company may determine to cease automatically exercising some or all stock options, including the Option, at any time. The Participant understands, acknowledges, agrees and hereby stipulates that the automatic exercise procedure pursuant to this Section 5(c) is provided solely as a convenience to the Participant as protection against the Participant’s inadvertent failure to exercise all or any portion of an in-the-money Option that is vested and exercisable before such Option expires under this Award Agreement. Because any exercise of all or any portion of the Option is solely the Participant’s responsibility, the Participant hereby waives and releases and agrees to indemnify and hold the Company harmless from and against any and all claims of any kind whatsoever against the Company and/or any other party (including without limitation, the Committee and the Company’s employees and agents) arising out of or relating to the automatic exercise procedure pursuant to this Section 5(c) (or any failure thereof), including without limitation any resulting individual income tax, penalty and/or interest liability and/or any other liability if the automatic exercise of the Option does occur, or does not occur for any reason or no reason whatsoever and/or the Option actually expires. 6. Tax Withholding. (a) (a) In order to comply with all applicable federal, state, and local tax withholding laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, and local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Participant are withheld or collected from Participant. (b) The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by: (i) The Participant tendering a payment to the Company in the form of cash, check (bank check, certified check or personal check) or money order payable to the Company; (ii) Withholding from shares of Common Stock to be issued to Participant a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or

4 (iii) Delivering to the Company unencumbered shares of Common Stock already owned by Participant, or causing the broker to sell from the number of shares of Common Stock to be issued to the Participant, the number of shares of Common Stock with an aggregate Fair Market Value necessary to satisfy the withholding amount due. Any shares of Common Stock already owned by Participant referred to in this Section 6(b)(iii) must have been owned by Participant for no less than six (6) months prior to the date delivered to the Company. 7. Restriction on Transfer. This Option shall not be sold, assigned, transferred, pledged hypothecated or otherwise disposed of by Participant otherwise than by will or the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition will be void and unenforceable against the Company. 8. Termination of Employment. (a) Termination of Employment for Reasons Other Than Retirement, Disability or Death. In the event the Participant ceases to be employed by the Company for any reason other than Retirement (as defined below) or on account of Disability or death, this Option shall, to the extent rights to purchase shares hereunder have vested at the date of such termination and shall not have been fully exercised, be exercisable, in whole or in part, at any time within a period of three (3) months following cessation of the Participant's employment, subject, however, to prior expiration of the term of this Option and any other limitations upon its exercise in effect at the date of exercise. (b) Termination of Employment for Retirement Prior to Full Vesting. If the Participant ceases to be employed by the Company by reason of Retirement prior to the full vesting of the Option Shares under Section 5(b) above and subject to Participant's compliance with the covenants set forth in Section 12 below, if (1) the date of Retirement occurs on or after the first anniversary of the Award Date, this Option shall vest in accordance with the schedule set forth in Section 5(b) above, or (2) if the date of Retirement occurs before the first anniversary of the Award Date, the number of Option Shares subject to this Option shall be deemed vested by multiplying that number of Option Shares by a fraction, the numerator of which shall be the number of full calendar months of employment service subsequent to the Award Date, and the denominator of which shall be twelve (12). “Retires” or “Retirement” means the Participant’s resignation on or after attaining (A) age 55 and 5 or more years of service, or (B) 30 or more years of service. For clarity, a Company-initiated termination of the employment of the Participant shall not be considered a “Retirement”. Subject to Participant's compliance with the covenants set forth in Section 12 below, this Option shall, to the extent rights to purchase shares hereunder have vested, be exercisable, in whole or in part, at any time within the period of five (5) years following the date of Retirement subject, however, to prior expiration of the term of this Option and any other limitations upon its exercise in effect at the date of exercise. If the Participant dies after such Retirement, this Option shall be exercisable in accordance with Section 8(e) hereof. (c) Termination of Employment for Retirement After Full Vesting. If the Participant ceases to be employed by the Company by reason of Retirement after the full

5 vesting of the Option Shares under Section 5(b) above, this Option shall be exercisable, in whole or in part, at any time within the period of five (5) years following the date of Retirement, subject, however, to prior expiration of the term of this Option and any of the limitations upon its exercise in effect at the date of exercise. If the Participant dies after such Retirement, this Option shall be exercisable in accordance with Section 8(e) hereof. (d) Termination of Employment for Disability. If the Participant ceases to be employed by the Company by reason of Disability, this Option shall, to the extent rights to purchase shares hereunder have vested as of the date of such Disability and have not been fully exercised, be exercisable, in whole or in part, at any time within the period of five (5) years following such termination of employment, subject, however, to prior expiration of the term of this Option and any other limitations upon its exercise in effect at the date of exercise. If the Participant dies after such Disability, this Option shall be exercisable in accordance with Section 8(e) hereof. (e) Termination of Employment Because of Death. In the event of the Participant's death, this Option shall, to the extent rights to purchase shares hereunder have vested at the date of death and shall not have been fully exercised, be exercisable, in whole or in part, by the personal representative of the Participant's estate, by any person or persons who shall have acquired this Option directly from the Participant by bequest or inheritance at any time during the following periods: (i) if Participant dies while employed by the Company, at any time within five (5) years after the date of death, or (ii) if Participant dies during the extended exercise period following termination of employment specified in Section 8(b), (c), or (d) above, at any time within the longer time of such extended period or one year after the date of death, subject, however, in each case, to the prior expiration of the term of this Option and any other limitations on the exercise of such Option in effect at the date of exercise. (f) Termination of Option. If this Option is not exercised within whichever of the exercise periods specified in Sections 8(a), (b), (c), (d) or (e) is applicable, this Option shall terminate upon expiration of such exercise period. 9. Change in Control. Notwithstanding any term to the contrary in this Agreement or the Plan, if, within two (2) years following a Change in Control, the Participant's employment (a) is terminated without Cause (b) terminates with Good Reason, or (c) terminates under circumstances that entitle the Participant to accelerated vesting under any individual employment agreement between the Participant and the Company, a Subsidiary, or any successor thereof, then this Award (or its replacement) shall become fully vested and immediately exercisable and shall remain exercisable for the applicable period as described in Section 8. Notwithstanding the foregoing, if upon the occurrence of a Change in Control this Award is not assumed or continued, then this Award shall be treated in accordance with Section 14.3(a) of the Plan. 10. Rights as a Shareholder. Participant shall not have any rights as a shareholder with respect to any shares covered hereby until Participant shall have become the holder of record of such shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date on which Participant shall have become the holder of record thereof, except as provided in Section 11 hereof.

6 11. Adjustments to Option Shares for Certain Corporate Transactions. (a) The Committee will make an appropriate and proportionate adjustment to the number of Option Shares granted under this Award if (i) the outstanding shares of Common Stock are increased or decreased, as a result of merger, consolidation, sale of all or substantially all of the assets of the Company, reclassification, stock dividend, stock split, reverse stock split with respect to such shares of Common Stock or other securities, or (ii) additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities. (b) The Committee may make an appropriate and proportionate adjustment in the number of Option Shares granted under this Award if the outstanding shares of Common Stock are increased or decreased as a result of a recapitalization or reorganization not included within Section 11(a) above. 12. Participant Covenants. In consideration of the grant of this Award by the Company, Participant agrees to the following: (a) Confidentiality. In the course of Participant's employment with the Company, Participant may be making use of, acquiring, or adding to the Company's confidential information, trade secrets, and Protected Information; accordingly, Participant agrees and promises:. (i) to protect and maintain the confidentiality of Protected Information while employed by the Company; (ii) to return (and not retain) any and all materials reflecting Protected Information that Participant may possess (including all Company-owned equipment) immediately upon end of employment or upon demand by the Company; and (iii) to not use or disclose, except as necessary for the performance of Participant's services on behalf of the Company or as required by law or legal process, any Protected Information where such use or disclosure would be detrimental to the interests of the Company. This promise applies only for so long as such Protected Information remains confidential and not generally known to the Company's competitors, or 18 months following the end of Participant's employment with the Company, whichever occurs first. (b) Restrictive Covenants. Participant understands and agrees that the Company has legitimate interests in protecting its goodwill, its relationships with customers and business partners, and in maintaining its confidential information, trade

7 secrets and Protected Information, and hereby agrees that the following restrictions are appropriate to meet such goals. (i) Non-Solicitation. Participant acknowledges that the relationships and goodwill that Participant develops with Company Customers as a result of Participant's employment belong to the Company. Participant therefore agrees that while employed by the Company and for a period of 18 months after Participant's employment with the Company ends, for whatever reason, Participant will not, and will not assist anyone else to, (1) solicit or encourage any Company Customer to terminate or diminish its relationship with the Company relating to Competitive Services or Products; or (2) seek to persuade any Company Customer to conduct with anyone other than the Company any business or activity relating to Competitive Services or Products that such Company Customer conducts or could conduct with the Company. (ii) Non-Competition. Participant agrees that while employed by the Company and for a period of 18 months after Participant's employment with the Company ends for any reason, Participant will not, for himself or herself, or on behalf of any other person or entity, directly or indirectly, provide services to a Direct Competitor in a role where Participant's knowledge of Protected Information is likely to affect Participant's decisions or actions for the Direct Competitor to the detriment of the Company. (c) Definitions. For purposes of this Section 12, the following terms shall be defined as follows: (i) Protected Information. "Protected Information" means Company information not generally known to, and not readily ascertainable through proper means by, the Company's competitors on matters such as customer information, partner information, and the relative skills and experience of the Company's other Participants or agents; nonpublic information; strategic plans; business methods; investment strategies and plans; intellectual property; sales and marketing plans; Company (not individual) know-how; trade secrets; and other information of a technical or economic nature relating to the Company's business. Protected Information does not include information that (i) was in the public domain, (ii) was independently developed or acquired by Participant, (iii) was approved by the Company for use and disclosure by Participant without restriction, or (iv) is the type of information which might form the basis for protected concerted activity under the National Labor Relations Act (for example, Participant pay or Participant terms and conditions of employment). (ii) Company Customer. "Company Customer" is limited to those customers or partners who did business with the Company within the most recent 18 months of Participant's employment (or during the period of Participant's employment, if Participant was employed for less than 18 months) and with whom Participant personally dealt on behalf of the Company in the 12 months immediately preceding the last day of Participant's employment and Participant had

8 business contact or responsibility with such Company Customer as a result of his or her employment with the Company. "Company Customer" shall not, however, include any individual who purchased a Competitive Product from the Company by direct purchase from one of its retail establishments or via on-line over the Internet, unless such purchase was of such quantity that the purchase price exceeded $15,000. (iii) Competitive Services. "Competitive Services" means services of the type that the Company provided or offered to its customers or partners at any time during the 12 months immediately preceding the last day of Participant's employment with the Company (or at any time during Participant's employment if Participant was employed for less than 12 months), and for which Participant was involved in providing or managing the provision of such services. (iv) Competitive Products. "Competitive Products" means products that serve the same function as, or that could be used to replace, products the Company provided to, offered to, or was in the process of developing for a present, former, or future possible customer/partner at any time during the twelve (12) months immediately preceding the last day of Participant's employment (or at any time during Participant's employment if Participant was employed for less than 12 months), with which Participant had direct responsibility for the sale or development of such products or managing those persons responsible for the sale or development of such products. (v) Direct Competitor. "Direct Competitor" means a person, business or company providing Competitive Products or Competitive Services anywhere in the United States. "Direct Competitor" does not include any business which the parties have agreed in writing to exclude from the definition, and the Company will not unreasonably or arbitrarily withhold such agreement. (d) Non-disparagement. Participant agrees that, while employed with the Company and thereafter, Participant will not, directly or indirectly, individually or in concert with others, engage in any conduct or make any statement calculated or likely to have the effect of undermining, disparaging or otherwise reflecting poorly upon the Company, any member of its Board of Directors or any executive officer of the Company (the “Protected Persons”) or the Company’s business. Without limitation, Participant shall not publish, communicate, post or blog disparaging or confidential information about the Protected Persons. However, the Participant may give truthful and non-malicious testimony if properly subpoenaed to testify under oath. (e) Exception. Nothing in this Award Agreement is intended to prevent the Participant from making disclosures of Protected Information if required by applicable law, regulation, or legal process, provided that the Participant provide the Company with prior notice of the contemplated disclosure and reasonably cooperate with the Company, at its expense, in seeking a protective order or other appropriate protection of such information. In addition, nothing in this Award Agreement is intended interfere with the whistleblower provisions of any United States federal, state or local law or regulation, including but not

9 limited to Rule 21F-17 of the Securities Exchange Act of 1934 or § 1833(b) of the Defend Trade Secrets Act of 2016. Accordingly, notwithstanding anything to the contrary therein, nothing in this Award Agreement prohibits, restricts or prevents the Participant from reporting possible violations of United States federal, state or local law or regulation to any United States federal, state or local governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General, or to an attorney, or from making other disclosures that are protected under the whistleblower provisions of federal law or regulation, or from disclosing trade secrets and other Protected Information in the course of such reporting; provided, however, that the Participant use the Participant’s reasonable best efforts to (i) disclose only information that is reasonably related to such possible violations or that is requested by such agency or entity and (ii) request that such agency or entity treat such information as confidential. The Participant does not need the prior authorization from the Company to make any such whistleblower reports or disclosures and is not required to notify the Company that the Participant has made such reports or disclosures. 13. Miscellaneous. (a) Neither this Award Agreement nor the Plan confers on Participant any right with respect to the continuance of employment by the Company or any Subsidiary, nor will there be a limitation in any way on the right of the Company or any Subsidiary by which Participant is employed to terminate his or her employment at any time. (b) In the event of a restatement of the Company's consolidated financial statements for any interim or annual period ("Restatement"), the Committee may determine that the Award exceeds the amount that would have been awarded or received had the Restatement been known at the time of the original Award or at the time of vesting of any Option Shares. In the event that the Committee makes such a determination, the Company shall have the right: (ii) in the instance of a Participant whose misconduct or violation of a Company policy causes such Restatement, or; (ii) in the instance where a Participant is an officer subject to Section 16 of the Securities and Exchange Act of 1934, and without regard to whether Participant caused the Restatement, to (A) forfeit any vested or unvested rights in this Award, and/or (B) to require repayment or return of any benefit derived from the exercise of this Award. Both the cause and the amount of adjustment and/or repayment shall be determined by the Committee in its sole discretion, and its decision shall be final and binding upon the Participant. (c) An original record of this Award Agreement and of the Participant's acceptance and acknowledgement will be held on file by the Company. This Award Agreement and the Participant's acknowledgement may be made either paper or electronic format as specified by the Company. To the extent there is any conflict between the terms contained in this Award Agreement and the terms contained in the original held by the Company, the terms of the original held by the Company will control. 14. Section 409A Compliance. To the extent applicable, it is intended that this Award Agreement be exempt from or comply with the provisions of Section 409A of the Internal Revenue

10 Code ("Section 409A"). This Award Agreement will be administered and interpreted in a manner consistent with this intent, and any provision that would cause the Award Agreement to fail to satisfy Section 409A will have no force and effect until amended to comply therewith (which amendment may be retroactive to the extent permitted by Section 409A). If any payments under this Award Agreement constitute nonqualified deferred compensation subject to the requirements of Section 409A and are payable upon a termination of the Participant's employment, then (a) all such payments shall be made only upon a "separation from service" within the meaning of Section 409A, (b) for purposes of determining the timing of such payments, Participant's termination shall not be considered to occur until he or she has incurred such a separation from service and (c) to the extent required for compliance with Section 409A if Participant is a “specified employee” within the meaning of Section 409A, payments will be delayed by six months. 15. Section 280G. Notwithstanding anything contained in this Award Agreement to the contrary, to the extent that any of the payments and benefits provided for under this Award Agreement, together with any payments or benefits under any other agreement or arrangement between the Company or any of its affiliates and the Participant (collectively, the “Payments”) would constitute a “parachute payment” within the meaning of Section 280G of the Code, the amount of such Payments shall be reduced (to the extent any reduction is necessary) to the amount that would result in no portion of the Payments being subject to the excise tax imposed pursuant to Section 4999 of the Code if and only if such reduction would provide the Participant with an after-tax amount greater than if there was no reduction. Any reduction shall be done in a manner that maximizes the amount to be retained by the Participant, provided that to the extent any order is required to be set forth herein, then such reduction shall be applied in the following order: (a) payments that are payable in cash that are valued at full value under Treasury Regulation Section 1.280G-1, Q&A 24(a) will be reduced (if necessary, to zero), with amounts that are payable last reduced first; (b) payments due in respect of any equity valued at full value under Treasury Regulation Section 1.280G-1, Q&A 24(a) will be reduced next (if necessary, to zero), with amounts that are payable or deliverable last reduced first; (c) payments that are payable in cash that are valued at less than full value under Treasury Regulation Section 1.280G- 1, Q&A 24 will be reduced next (if necessary, to zero), with the highest values reduced first (as such values are determined under Treasury Regulation Section 1.280G-1, Q&A 24); (d) payments due in respect of any equity valued at less than full value under Treasury Regulation Section 1.280G-1, Q&A 24 will be reduced next (if necessary, to zero), with the highest values reduced first (as such values are determined under Treasury Regulation Section 1.280G-1, Q&A 24); and (e) all other non-cash benefits will be next reduced pro-rata. [Signatures appear on the following page]

11 IN WITNESS WHEREOF, the parties have executed this Award Agreement effective as of the Award Date. MillerKnoll, Inc. By:_____________________________________ Jeffrey M. Stutz Chief Financial Officer ACCEPTANCE AND ACKNOWLEDGEMENT Via electronic ACCEPT, I accept the Award Agreement described herein and in the Plan, acknowledge receipt of a copy of this Award Agreement and the Plan Prospectus, and acknowledge that I have read them carefully and that I fully understand their contents.